SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 16, 2008

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01.  Changes in Registrant's Certifying Accountant

        Effective  February 27, 2009,  Hancock  Holding  Company  ("the  Company")  dismissed  KPMG LLP as its  independent auditors, after KPMG LLP completed its audit of the financial statements of the Company for the fiscal year ended
December 31,  2008.  The Audit  Committee of the Board of Directors of the Company  approved the decision to change auditors.

        During the two fiscal years ended  December 31, 2008,  and the  subsequent  interim  period  through March 5, 2009, there were no:  (1)  disagreements  with KPMG LLP on any matter of accounting principles  or practices,  financial statement
disclosure,  or  auditing  scope  or  procedures,  which  disagreements,   if not  resolved   to  their satisfaction,  would
have caused them to make  reference in connection  with their opinion to the subject matter of the disagreement, or (2) reportable events.

        The audit   reports of KPMG  LLP on the   consolidated   financial   statements   of the  Company as of and for the
years ended   December  31,  2008 and 2007 did not  contain an adverse   opinion or   disclaimer  of  opinion,  and were not
qualified or modified as to   uncertainty,   audit scope or  accounting   principles,  except as follows:  KPMG LLP's report on
the  consolidated  financial  statements  of Hancock  Holding  Company as of and for the years ended  December  31, 2008 and 2007, contained a separate  paragraph  stating  that "As  discussed in Note 1 to the consolidated  financial  statements,  the Company changed its method of  accounting  for defined  benefit  pension postretirement  benefit plans effective  December 31, 2006,"
and additionally as of and for the year ended December 31, 2007,  contained a separate  paragraph  stating  that "As  discussed in Note 1 to the  consolidated  financial statements,  the Company  changed its method of  accounting  for share based  payments and  evaluating  prior year misstatements  effective  January 1,  2006."  The audit  reports of KPMG LLP on the effectiveness of
internal control  over  financial   reporting  as of  December  31,  2008 and 2007 did not  contain  an  adverse  opinion or
disclaimer  of  opinion,   nor were they  qualified  or modified  as to   uncertainty,   audit scope or  accounting principles.

        A letter from KPMG LLP is attached as Exhibit 99.3 to this Form 8-K/A.

Item 9.01       Financial Statements and Exhibits.

       Exhibit 99.3     Letter from KPMG LLP

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2009
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.3 to Hancock Holding Company Form 8-K

March 5, 2009

Securities and Exchange Commission
Washington, D. C. 20549

Ladies and Gentlemen:

We were previously principal accountants for Hancock Holding Company and, under the date of
February 27, 2009 we reported on the consolidated financial statements of Hancock Holding Company as of and for the years ended December 31, 2008 and 2007 and the effectiveness of internal control over financial reporting as of December 31, 2008. On February 27, 2009, we completed our audit and the auditor-client relationship ceased. We have read Hancock Holding Company's statements included under
Item 4.01 of its Form 8-K/A dated February 27, 2009, and we agree with such statements.

Very truly yours,

/S/ KPMG LLP